NBL Third Quarter 2017 Supplement October 2017

3Q17 KEY HIGHLIGHTS

Solid and differential operational execution

Volumes Significantly Exceeding Original Expectations

- Volumes of 355 MBoe/d, 10 MBoe/d above original midpoint
- U.S. onshore oil volumes of 93 MBbl/d above guided range, 7 MBbl/d increase over 2Q17[(1)]
- Record gross sales volumes in Israel of 997 MMcfe/d

Strong U.S. Onshore Execution and Cash Flow Growth

- U.S. Onshore operating cash flow per BOE up over 50% from 3Q16
- Delivering Delaware activity ramp to plan with 3 multi-well and multi-zone pads online
- DJ Basin focus areas Wells Ranch and East Pony volumes up ~10% from 2Q17

Costs and Capital In-line or Better than Guidance

- Capital expenditures of $633 MM[(2)] at low end of guidance range
- Total unit operating expenses below expectations
- Drilling efficiencies in the Delaware Basin driving more than 35% reduction in cost per lateral foot vs. 2016

Midstream Integration Providing Operational Advantages

- Initial central gathering facility (operated by NBLX) online in Delaware Basin with 10 wells flowing through the facility at the end of 3Q17
- Record 95 MBoe/d oil and gas gathering volumes from NBLX operated systems, including 3rd party systems

(1) Adjusted for Marcellus divestiture (2) Excludes NBLX funded capital expenditures

NBL 2

3Q17 ACTUALS VS. GUIDANCE

Beat vs. expectation with strong EBITDAX

Financial & Operating Metrics	3Q Guidance	3Q Actuals
Total Sales Volumes (MBoe/d)	Original: 340 - 350 Increased: 352 - 358	355
Oil (MBbl/d)	120 - 126	129
Natural Gas Liquids (MBbl/d)	65 - 70	63
Natural Gas (MMcf/d)	910 - 950	978
Organic Capital[1] ($MM)	625 - 725	633
Equity Investment & Other Income ($MM)	30 - 40	53
Lease Operating ($/BOE)	4.50 - 4.75	4.63
Gathering, Transportation & Processing ($/BOE)	3.00 - 3.25	2.85
DD&A ($/BOE)	15.00 - 16.00	16.03
Production Taxes (% Oil, NGL, Gas Revenues)	4.3 - 4.7	4.0
Marketing ($MM)	10 - 20	6
Exploration ($MM)	30 - 50	31[2]
G&A ($MM)	95 - 110	102
Interest, net ($MM)	85 - 95	88

Earnings Reconciliation	3Q ($MM)
GAAP Net Loss attributable to NBL	(136)
GAAP Net Loss attributable to NBL Before Tax	(229)
Adjustments to Net Loss, Before Tax	188
Adjusted Net Loss attributable to NBL, Before Tax	(41)
Current Tax Expense, Adjusted	(23)
Deferred Tax Benefit, Adjusted	54
Adjusted Loss Attributable to NBL[3] (Non-GAAP)	**(10)**

Adjusted EBITDAX	3Q ($MM)
Adjusted Loss Attributable to NBL[3] (Non-GAAP)	**(10)**
Interest, net	88
Current Tax Expense, Adjusted	23
Deferred Tax Benefit, Adjusted	(54)
DD&A	523
Exploration	31[2]
Adjusted EBITDAX[3] (Non-GAAP)	**601**

(1) Excludes NBLX funded capital expenditures (2) Excludes $33 MM for certain expiring leases in the Gulf of Mexico
(3) Non-GAAP reconciliation to GAAP measure available in 3Q17 earnings release

NBL 3

4NBL U.S. ONSHORE Executing to plan, delivering robust volume and cash flow growth 3Q17 Activity DJ Basin Delaware Eagle Ford Other Total Oil (MBbl/d) 61 19 12 1 93 NGL (MBbl/d) 19 4 31 1 55 Gas (MMcf/d) 191 24 206 8 429 Total Sales (MBoe/d) 112 27 76 4 219 Organic Capital(1) ($MM) 206 214 73 493 Avg. Operated Rigs 2 5 7 Wells Drilled(2) 32 17 49 Avg. Lateral Length (ft) 8,230 8,280 8,250 Wells Completed(2) 17 14 11 44 Wells Brought Online(2) 32 14 12 58 Avg. Lateral Length (ft) 9,170 7,295 6,120 8,085 DJ Basin Delaware Basin Eagle Ford 3Q17 Key Highlights • Operating Cash Flow per BOE up > 50% from 3Q16 • U.S. Onshore Oil Record at 93 MBbl/d  On-track to deliver 40% USO oil growth 1Q17 to 4Q17 • 2.2 MM Man-hours Without Recordable or Lost-time Incident Across All Basins • Sales Volumes in Wells Ranch and East Pony in DJ Basin Grew ~10% Over 2Q17 • Well Delivery On Schedule in the Delaware Basin  Initial CGF online supporting Delaware development • Continued Robust Eagle Ford Ramp with 3Q17 volumes up 10% from 2Q17 (1) Excludes NBLX funded capital expenditures (2) Represents NBL operated activity

5NBL U.S. ONSHORE Delivering improved margins from portfolio actions and focused capital 100 125 150 175 200 225 3Q16 2Q17 3Q17 50 60 70 80 90 100 3Q16 2Q17 3Q17 MBoe/d MBbl/d (1) Adjusted for Marcellus divestment (2) Operating expense includes LOE, GTP, and production taxes > 50% increase in operating cash flow per BOE from 3Q16 to 3Q17 Increasing Cash Flow Margins • Capital Allocated to DJ Basin, Delaware and Eagle Ford Driving U.S. Onshore Oil and Cash Flow Growth • Lower Margin Natural Gas Volumes from the Marcellus Divested in 2Q17 • Oil Mix Increased to 42% in 3Q17 from 27% in 3Q16 • USO Unit Operating Expense(2) from Ongoing Operations Down 10% from 3Q16 Total USO Production(1) 23% Increase in Last 12 Months USO Oil Production(1) 27% Increase in Last 12 Months

6NBL DELAWARE BASIN Executing to plan, progressing development mode Delaware Basin Activity(2) 2Q17 3Q17 Total Sales Volume (MBoe/d) 23 27 Organic Capital(3) ($MM) 141 214 Operated Rigs 4.5 5 Wells Drilled(4) 13 17 Avg. Lateral Length (ft) 7,965 8,280 Wells Completed(4) 11 14 Wells Brought Online(4) 6 14 Avg. Lateral Length (ft) 5,318 7,295 118,000 Net acres 4,225 Gross locations(1) 7,800 ft Average lateral Length 2 BBoe Net unrisked resources(1) Progressing Midstream Build-out, Supporting Upstream Growth • Billy Miner CGF online in July, with 10 wells currently flowing into facility • 2nd CGF expected online late in 4Q17 Majority of 3Q17 Wells Online Focused on Long Laterals and Multi-well Pads • 3-well Monroe pad initial multi-horizon development including Wolfcamp A Upper, Wolfcamp A Lower and 3rd Bone Spring • 2 additional multi-well pads online with Wolfcamp A Upper and Lower completions (1) Locations and resources estimate effective as of CWEI close. (2) Includes CWEI activity as of April 25, 2017 forward. (3) Excludes NBLX funded capital expenditures. (4) Represents NBL operated activity. Cash Flow and Volume Growth • Sales volume up 17% from 2Q17 TX Robust 2017 Volume Growth 0 5 10 15 20 25 0 10 20 30 40 50 1Q 2Q 3Q 4QE Volume Wells Online MBoe/d Wells Online NBL Acreage Ward Reeves Pecos

7NBL DELAWARE BASIN Drilling efficiencies ahead of plan 19 days record drill time for a Delaware long lateral well: 10,567 ft lateral, 21,563 ft total depth > 90% within 10 ft interval target zone across long laterals 24% improvement in total footage rate of penetration (ROP) in 3Q17 vs. 1H17 • Real Time Drilling Data Integration Enabling Rapid Design Optimization  Leveraging predictive analytics to improve drilling efficiency and reduce down time  Physics-based approach supplements empirical data • Strong Drilling Precision through Geo-steering • Shared Learnings Across All U.S. Onshore Basins Key Drivers 0 150 300 450 600 2016 1H17 3Q17 $/ft Reducing Average Drilling Cost per Lateral Foot

DELAWARE BASIN

Progressing pad development and unlocking value beyond Wolfcamp A

3Q17 Highlights

- 12 Wolfcamp A Wells Online in 3Q17, Performing In-line with Expectations
- Third Wolfcamp B Well is Significantly Outperforming Expectations in Early Days
- > 10% Reduction in Completion Cycle Time
- Monroe Pad Long Laterals Exhibiting Shallower Declines
  - Adjusted flowback procedures from prior design
  - Experiencing consistent contribution across the entire lateral
  - No evidence of communication across different horizons
- Trigger 3-well Pad Initial Lateral Spacing Test
  - Lateral spacing for 2 Wolfcamp A Upper wells at 880 ft
  - Early data showing no evidence of communication across wells

Continued Strong Results From Monroe Wells

> 2,300	2,100
3rd Bone Spring IP-30 Boe/d	3rd Bone Spring IP-60 Boe/d
300	**> 93%**
avg. Wolfcamp A IP-30 Boe/d per 1,000 lateral ft	IP-60/IP-30 ratio for Wolfcamp A 10,000 ft laterals


Reeves

Cole Younger 32-23
- 3rd Wolfcamp B completion, 3,800 ft lateral
- 1,680 IP-30 Boe/d; 75% oil

Billy Miner CGF
- 1st CGF online 3Q17

Billy the Kid 2-well Pad
- 1 Wolfcamp A Upper
- 1 Wolfcamp A Lower
- Online late 3Q17, strong early results

Trigger 3-well Pad
- 2 Wolfcamp A Upper
- 1 Wolfcamp A Lower
- Online late 3Q17, strong early results

NBL 8

9NBL DJ BASIN Focus areas driving higher oil mix CO 352,000 Net acres 3,220 Gross locations(1) 8,400 ft Average lateral Length 2 BBoe Net unrisked resources(1) DJ Basin Activity 2Q17 3Q17 Total Sales Volume (MBoe/d) 107 112 Organic Capital(2) ($MM) 210 206 Operated Rigs 2 2 Wells Drilled(3) 29 32 Avg. Lateral Length (ft) 9,220 8,230 Wells Completed(3) 30 17 Wells Brought Online(3) 33 32 Avg. Lateral Length (ft) 6,530 9,170 Continued Strong New Well Performance • New well wedge outperforming expectations • Benefited by areas protected from line pressures Continuing to Set New Drilling Records • 4 day drilling record in Wells Ranch for 9,616 ft lateral • 2017 drilling cost per lateral foot down 15% from 2016 • Drilling underway in Mustang for 2018 development Activity in Low GOR Areas Increasing Oil Percentage • Combined Wells Ranch and East Pony volumes up ~10% from 2Q17 to 76 MBoe/d 49% 50% 52% 53% 54% 3Q16 4Q16 1Q17 2Q17 3Q17 Oil Mix Continues to Increase (1) Locations and resources estimate effective as of beginning of 2017. (2) Excludes NBLX funded capital expenditures (3) Represents NBL operated activity. Weld Wells Ranch East Pony NBL Acreage Mustang

10NBL DJ BASIN Continued strong performance from focus areas 30% 40% 50% 60% 70% 40 50 60 70 80 3Q16 4Q16 1Q17 2Q17 3Q17 Wells Ranch and East Pony Volumes Volumes % of Total DJ Volumes MBoe/d % of Total 3Q17 Highlights • 19 Wells Ranch and 13 East Pony Wells Commenced Production in 3Q17  Record Wells Ranch and East Pony combined volumes of 76 MBoe/d • Record Horizontal Sales Volumes of 103 MBoe/d • 3Q17 Total Basin Oil Volumes Up 7%, Natural Gas Up 5% from 2Q17 • Operating Cash Flow per BOE up Materially  High-margin new well performance, low GOR development, reduced vertical production • Unit Lease Operating Expense Down 5% from 2Q17 2017 Wells Ranch DPs(1) 3 34 >1,000 2017 Wells Ranch DPs(1) wells 10,000+ ft avg. lateral 1,800 lbs/ft avg. proppant Boe/d gross 31 of 34 wells (1) Development plan areas (DPs)

NOBLE MIDSTREAM

Top-tier distribution growth with low leverage

29%	> 2x	$42 MM	20%
increase in 3Q17 oil and gas gathering volume compared to 2Q17	produced water gathering in 3Q17 compared to 2Q17	net income in 3Q17 attributable to NBLX	anticipated annual distribution growth

Delaware Basin Highlights

- 1st NBLX Operated CGF Online Late July with Capacity Expanded to 15 MBbl/d
  - Construction of additional CGFs expanding crude oil capacity to 90 MBbl/d by mid-2018
- 3Q17 Average Throughput on Advantage Crude Oil System of 36 MBbl/d
  - Billy Miner CGF connection to Advantage Pipeline commenced operation in 3Q17
- Significant 4Q17 Volume Throughput Growth Anticipated from NBL Development
- Evaluating In-Basin and Long-Haul Crude Transmission Opportunities

DJ Basin Highlights

- Wells Ranch and East Pony Oil and Gas Gathering Volumes Up 15% from 2Q17
  - NBL upstream well results continue outperforming expectations
- Gathering and Fresh Water Delivery Systems Online for Third Party Customer
- Construction Underway on Mustang IDP Gathering Infrastructure, Online Late 1Q18
  - Fresh water system operational late 2017
- NBL and Third-Party Well Connections to Drive Further Gathering Growth in 4Q17

NBL 11

12NBL EAGLE FORD SHALE Solid execution delivering cash flow ramp TX Eagle Ford Activity 2Q17 3Q17 Total Sales Volume (MBoe/d) 69 76 Organic Capital ($MM) 113 73 Operated Rigs 1.5 - Wells Drilled(2) 11 - Avg. Lateral Length (ft) 6,315 - Wells Completed(2) 14 11 Wells Brought Online(2) 21 12 Avg. Lateral Length (ft) 6,665 6,120 33,000 Net acres 360 Gross locations(1) 7,600 ft Average lateral Length 460 MMBoe Net unrisked resources(1) Highly-prolific South Gates Ranch Development • 8 wells online in 3Q17, 10 wells expected online in 4Q17 Record Quarterly Sales Volume of 76 MBoe/d North Gates Ranch Co-Development Test Online Late in 3Q17 • 3Q17 volumes reduced by ~5 MBoe/d as a result of flash flooding late in September • Current production rate ~90 MBoe/d • 4-well pad with two Upper and two Lower Eagle Ford wells • Upper Eagle Ford wells significantly outperforming historical completions in early days NBL Acreage Dimmit Webb Gates Ranch L&E Briscoe Ranch Delivering Substantial Production Ramp in 2017 0 5 10 15 20 25 0 20 40 60 80 100 1Q 2Q 3Q 4QE Volume Wells Online MBoe/d Wells Online (1) Locations and resources estimate effective as of beginning of 2017. (2) Represents NBL operated activity.

13NBL 500 600 700 800 900 1,000 1,100 EASTERN MEDITERRANEAN Strong natural gas demand in Israel drove all-time record quarter Israel 2Q17 3Q17 Net Gas Sales (MMcfe/d) 275 285 Gross Gas Sales (MMcfe/d) 962 997 Organic Capital ($MM) 143 126 3Q17 Key Highlights • Record Gross Sales Volumes of 997 MMcfe/d  Average production over 1 Bcf/d gross for 79 days in 3Q17  Performed maintenance at Tamar in September and early October • Booked Additional Proved Reserves of 285 Bcfe Net at Tamar or 1 Tcfe Increase in Gross Recoverable Resources  Continued reservoir modeling and learnings from Tamar-8 well  Tamar currently at 11 Tcfe gross recoverable resources • Net Operating Cash Flow of $110 MM in 3Q17  Strong price realizations of $5.36/Mcf Quarterly Israel Gross Sales Volumes AOT 47% WI Tamar 32.5% WI Tamar SW 32.5% WI Tel Aviv Ashdod Israel Egypt Cyprus 35% WI Leviathan 39.7% WI Dor Discovery Existing Pipeline Planned Pipeline Sanctioned NBL Interests Producing MMcfe/d Record Volumes 1Q 2Q 3Q 4Q 2014 1Q 2Q 3Q 4Q 2015 1Q 2Q 3Q 4Q 2016 1Q 2Q 3Q 4QE 2017

14NBL LEVIATHAN MAJOR PROJECT Progressing towards first gas sales by end of 2019 23% complete with Phase I development 100% complete with critical path procurement activities 0 lost-time incidents Project Phase 2017 2018 2019 Sanction Order Critical Path Equipment Detail Design and Engineering Pipeline Manufacturing Equipment Manufacturing Commissioning and First Gas Drilling and Completions Offshore Platform Installation Progressing Pipeline and Equipment Engineering Design and Manufacturing and Engineering Design Pipe Delivery in Cyprus Storage Yard Production Deck Framing

OTHER GLOBAL OFFSHORE

Continued exceptional operational and safety performance

Key Highlights

- Assets Generated ~$130 MM Net Operating Cash Flow Combined in 3Q17
  - Managing field production declines
- Sales Volumes at Top End of Guidance in Gulf of Mexico Driven by Strong Well Performance and Facility Uptime
- Sales Volumes Above Guidance in Equatorial Guinea, with No Liftings at Alba
  - Completed conversion of 2 wells at Alba field from natural gas injection to producing wells
- Gunflint Reached 1 Year of Production Milestone in July
- Continued Exceptional Safety Performance
  - 3+ years without lost-time incident in West Africa
  - 1+ year without recordable in Gulf of Mexico
- 4Q17E Oil Volumes Impacted by Hurricane Nate in the Gulf of Mexico and Adjustments to the Lifting Schedule in West Africa



Aseng FPSO, Equatorial Guinea

	Gulf of Mexico		Equatorial Guinea	
	2Q17	3Q17	2Q17	3Q17
Oil (MBbl/d)	22	21	22[1]	13[1]
Equity Method (MBbl/d)			2	2
NGL (MBbl/d)	2	1		
Equity Method (MBbl/d)			4	7
Gas (MMcf/d)	16	20	231	246
Total Sales (MBoe/d)	27	25	66	63
Organic Capital ($MM)	0	3	16	0

(1) Produced volumes differ from sales in Equatorial Guinea due to the timing of liftings. Produced oil volumes were 22 MBbl/d in 2Q17 and 21 MBbl/d in 3Q17.

NBL 15

16NBL Total company sales volumes and U.S. Onshore oil maintained 4Q17 GUIDANCE Sales Volume Crude Oil and Condensate (MBbl/d) Natural Gas Liquids (MBbl/d) Natural Gas (MMcf/d) Total Equivalent (MBoe/d) Low High Low High Low High Low High Fourth Quarter 2017 United States Onshore 102 108 62 66 490 510 248 258 United States Gulf of Mexico 16 20 1 2 20 30 22 26 Israel - - - - 255 285 43 48 Equatorial Guinea 16 20 - - 220 240 54 58 Equatorial Guinea - Equity method investment 1 2 6 6 - - 7 8 Total Company 140 146 69 74 1,005 1,045 380 390 Capital & Cost Metrics Low High Capital Expenditures(1) ($MM) Total Company Organic Capital 600 700 Cost Metrics Lease Operating Expense ($/BOE) 4.30 4.60 Gathering, Transportation & Processing ($/BOE) 3.00 3.25 Production Taxes (% Oil, Gas, NGL Revenues) 4.0 4.5 Marketing ($MM) 10 20 DD&A ($/BOE) 15.00 16.00 Exploration ($MM) 40 60 G&A ($MM) 95 110 Interest, net ($MM) 80 90 Other Items Guidance Equity Investment and Other Income ($MM) 40 45 Average outstanding shares – diluted (MM) 480 490 (1) Excludes NBLX funded capital expenditures

17NBL Forward-Looking Statements and Other Matters This presentation contains certain "forward-looking statements" within the meaning of federal securities laws. Words such as "anticipates", "believes," "expects", "intends", "will", "should", "may", and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect Noble Energy's current views about future events. Such forward-looking statements may include, but are not limited to, future financial and operating results, and other statements that are not historical facts, including estimates of oil and natural gas reserves and resources, estimates of future production, assumptions regarding future oil and natural gas pricing, planned drilling activity, future results of operations, projected cash flow and liquidity, business strategy and other plans and objectives for future operations. No assurances can be given that the forward-looking statements contained in this presentation will occur as projected and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation, the volatility in commodity prices for crude oil and natural gas, the presence or recoverability of estimated reserves, the ability to replace reserves, environmental risks, drilling and operating risks, exploration and development risks, competition, government regulation or other actions, the ability of management to execute its plans to meet its goals and other risks inherent in Noble Energy's businesses that are discussed in Noble Energy's most recent annual reports on Form 10-K, respectively, and in other Noble Energy reports on file with the Securities and Exchange Commission (the "SEC"). These reports are also available from the sources described above. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Noble Energy does not assume any obligation to update any forward-looking statements should circumstances or management’s estimates or opinions change. The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. The SEC permits the optional disclosure of probable and possible reserves, however, we have not disclosed our probable and possible reserves in our filings with the SEC. We use certain terms in this presentation, such as “net unrisked resources”, “type curve”, “MMBoe type curve”, “gross recoverable resources” or “resources estimates” which are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized. The SEC guidelines strictly prohibit us from including these estimates in filings with the SEC. Investors are urged to consider closely the disclosures and risk factors in our most recent Form 10-K and in other reports on file with the SEC, available from Noble Energy’s offices or website, http://www.nblenergy.com. This presentation also contains certain historical non-GAAP measures of financial performance that management believes are good tools for internal use and the investment community in evaluating Noble Energy’s overall financial performance. These non-GAAP measures are broadly used to value and compare companies in the crude oil and natural gas industry. Please see the Noble Energy’s respective earnings release for reconciliations of the differences between any historical non-GAAP measures used in this presentation and the most directly comparable GAAP financial measures.